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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 14, 2003


                            LAKES ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


        MINNESOTA                       0-24993                  41-1913991
(State or other jurisdiction       (Commission File             (IRS Employer
     of incorporation)                  Number)              Identification No.)



       130 CHESHIRE LANE, MINNETONKA, MINNESOTA                   55305
       (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (952) 449-9092


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The Press Releases dated May 14, 2003 and May 16, 2003, issued by the Registrant have been filed as Exhibits 99.1 and 99.2, respectively to this Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated May 14, 2003.
99.2     Press Release dated May 16, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            LAKES ENTERTAINMENT, INC.
                                            (Registrant)



Date: May 16, 2003                          By:  /s/Timothy J. Cope
                                                --------------------------------
                                                Name: Timothy J. Cope
                                                Title:   President




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                                  EXHIBIT INDEX


EXHIBIT NO.         DESCRIPTION
-----------         -----------
99.1                Press Release dated May 14, 2003.
99.2                Press Release dated May 16, 2003.
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